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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of the earliest event reported): January 10, 2004


                      Creative Computer Applications, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


        California                  0-12551                 95-3353465
 (State or Other Jurisdiction     (Commission             (IRS Employer
     of Incorporation)            File Number)          Identification No.)


                               26115-A Mureau Road
                               Calabasas, CA 91302
               (Address of Principal Executive Offices) (Zip Code)

                                 (818) 880-6700
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 7.01        Regulation FD Disclosure

On January 10, 2005, Creative Computer Applications, Inc. (CCA) entered into a Letter of Intent to merge with StorCOMM, Inc. (StorCOMM) of Jacksonville, Florida, a private company providing Picture Archive Communication Systems
(PACS) and Clinical Image Management Systems for the medical imaging market. CCA will be the surviving entity and StorCOMM shareholders will own one-half of the merged entity. The transaction is subject to the completion and execution of a definitive merger agreement and shareholder approval. A press release covering this event is included herewith as an exhibit.


ITEM 9.01        Financial Statements and Exhibits.

           (c)   Exhibits

The following exhibit is filed as part of this Current Report on Form 8-K:


Exhibit No.                                 Title
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99.1             Creative Computer Applications, Inc. Press Release, issued
                 January 10, 2005.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


    January 10, 2004                     Creative Computer Applications, Inc.
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                                         By: /s/ Steven M. Besbeck
                                             -----------------------------------
                                             Steven M. Besbeck
                                             President, Chief Executive Officer,
                                             Chief Financial Officer